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                           VANGUARD SPECIALIZED FUNDS
                            VANGUARD HEALTH CARE FUND

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 28, 1999

Effective December 20, 1999, Vanguard Health Care Fund will reopen to new accounts, and will no longer impose a $25,000 additional contribution limit on existing shareholders.
         Also effective December 20, 1999, Vanguard Health Care Fund will raise its minimum initial investment amount to $10,000. The $10,000 minimum applies to all new accounts, except for IRAs and UGMA/UTMA accounts (which will continue to require a $1,000 minimum initial investment).
         The Fund reserves the right to further revise its initial and additional investment policies at any time.

                                                                PS51N-12/17/1999